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                                                                    EXHIBIT 4.3




NUMBER _____                   FACE OF CERTIFICATE                 SHARES _____
                               REDWOOD TRUST, INC.


INCORPORATED UNDER THE                                     SEE REVERSE FOR
  LAWS OF THE STATE OF MARYLAND                            CERTAIN DEFINITIONS

PREFERRED STOCK                                             CUSIP 758075600


                  This certifies that [insert name of holder] is the registered holder of the FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS B __% CUMULATIVE CONVERTIBLE PREFERRED STOCK, $.01 PAR VALUE, OF Redwood Trust, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the certificates properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Date:                                            (SEAL)


                                                 /s/George E. Bull
                                                 Chairman and CEO


                                                 /s/Frederick H. Borden
                                                 Vice Chairman and Secretary

                           Countersigned and registered
                           CHASE MELLON SHAREHOLDER SERVICES, LLC
(SEAL)                     (New York, New York)

                           Transfer Agent and Registrar

                           By:  Authorized Signature
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                          (REVERSE SIDE OF CERTIFICATE)

                              TRANSFER RESTRICTIONS

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER FOR THE PURPOSE OF MAINTAINING THE CORPORATION'S STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, INCLUDING A RESTRICTION ON OWNERSHIP OF EQUITY STOCK IN EXCESS OF 9.8% (SUBJECT TO CERTAIN EXCEPTIONS) OF THE OUTSTANDING EQUITY STOCK OF THE CORPORATION, ALL AS SET FORTH IN THE CORPORATION'S ARTICLES OF INCORPORATION, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH WILL BE SENT WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION.

                  IN ADDITION, THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER ON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OR SUMMARY OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTIONS OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES, IF ANY, TO THE EXTENT THEY HAVE BEEN SET, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES, SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION.

                  KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

                  The following abbreviations, when used in the inscription on the face of this certificate, shall be constituted as though they were written out in full according to applicable laws or regulations.

TEN COM--as tenants in common                               UNIF GIFT MIN ACT--
_____Custodian_____
ten ent--as tenants by the entireties
(Cust)                              (Minor)
JT TEN--as joint tenants with right of survivorship
Under Uniform Gift to            and not as tenants in
common                                   Minors Act_____
                                                           (State)

Additional abbreviations may be used though not in the above list.

For value received, _____ hereby sell assign and transfer unto [please insert social security or other identifying number of assignee] ______________ shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint _________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated _________________.


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                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS
                                        WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR,
                                        WITHOUT ALTERATION OR ENLARGEMENT OR
                                        ANY SUCH CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED

By:
    -------------------------------------
    THE SIGNATURE(S) SHOULD BE GUARANTEED
    BY AN ELIGIBLE GUARANTOR INSTITUTION.
    (Banks, Stockbrokers, Savings and
    Loan Associations and Credit Unions)
    WITH MEMBERSHIP IN AN APPROVED
    SIGNATURE GUARANTEE MEDALLION PROGRAM
    PURSUANT TO S.E.C. RULE 17Ad-15.